SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934

                                  MAY 21, 2001
                        (Date of earliest event reported)

                             AUTOCORP EQUITIES, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                                           87-0522501
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporated organization)

                                    000-15216
                            (Commission File Number)

                           300 N. Coit Rd., Suite 830
                             Richardson, Texas 75080
                    (Address of principal executive offices)

                                 (972) 378-5355
              (Registrant's telephone number, including area code)


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In this report,  the words we, our, ours, us, and Company refer only to AutoCorp
Equities,   Inc.  They  do  not  include  any  of  our  subsidiaries  unless  we specifically refer to them.

Headquartered in Richardson, Texas, we are a sub-prime indirect consumer lender for automobile finance and an investor/operator in new and used car dealerships. At May 21, 2001 we disposed of assets and discontinued our used automobile dealership operations

Item 1.  Change in Control of Registrant - N/A

Item 2.  Acquisition or Disposition of Assets

         (a).     Acquisition of Assets - N/A

         (b).     Disposition of Assets

                  Pursuant to the completion of an agreement completed with the existing management of our used automobile dealerships, we have disposed of substantially all of our assets relating to the used automobile dealership segment of our business and discontinued operations in that segment.

                  The agreement, although not completed until May 21, 2001, was effective January 1, 2001 and has been reported as discontinued operations in our Form 10-QSB for the quarter ended March 31, 2001. The purchaser is JMACE, Inc. whose officers include William O Merritt who is also an officer, director and shareholder of AutoCorp Equities, Inc. and David Swinford who is an officer of Ace Motor Company, Inc., a wholly owned subsidiary of AutoCorp Equities, Inc., the reporting entity. As a part of the agreement, the Company received a 10% interest in the operating profits of the purchaser.

                  The assets were sold to the existing management of this segment in exchange for $716,190 in notes receivable which represented the Company's basis in the assets. The disposition has been accounted for as a discontinued operation and the result of operations have been excluded from continuing operations in the consolidated financial statements of operations for the quarter ended March 31, 2001. The sale of the assets resulted in a net gain on the sale of $330,231. The nature and amounts of the assets disposed of are as follows:

                           Cash                                    $   9,060
                           Accounts Receivable                       245,636
                           Inventory                                 274,504
                           Property & Equipment, net                  11,910
                           Other Assets                               29,387
                                                                   ---------
                                    Total Assets                   $ 570,497

                           Accounts Payable                        $  37,105
                           Accrued Liabilities                       147,433
                                                                   ---------

                                    Total Liabilities              $ 184,538
                                    Net Assets Disposed Of         $ 385,959
                                                                   =========

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Item 3.  Bankruptcy or Receivership - N/A

Item 4.  Changes in Registrants Certifying Accountant - N/A

Item 5.  Other Events and Regulation D Disclosure - N/A

Item 6.  Resignations of Registrants Directors - N/A

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statement of Business Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information


                  Not Applicable

         (c)      Exhibits

                  7.1 Asset Purchase Agreement - JMACE, Inc. and AutoCorp Equities, Inc. dated May 21, 2001.

Item 8.  Change in Fiscal Year - N/A

Item 9.  Regulation FD Disclosure - N/A


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date:  June 6, 2001                    AUTOCORP EQUITIES, INC.

                                       (Registrant)


                                       /s/ Jerry Hamilton
                                       ----------------------------------------
                                       Jerry Hamilton
                                       Controller and Principal Accounting
                                       Officer